UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery
Irvine, CA 92618

(Address of principal executive offices, including zip code)

(949) 297-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 6, 2025, Masimo Corporation (the “Company”) entered into a definitive Stock Purchase Agreement (the “Agreement”) with Harman International Industries, Incorporated, a Delaware corporation (“Buyer”), pursuant to which the Company has agreed to sell and transfer to Buyer all of the Company’s equity interests in Viper Holdings Corporation, a Delaware corporation (together with its subsidiaries, “Sound United”), which owns and operates the Company’s consumer audio business, for an aggregate purchase price of $350,000,000 in cash, subject to certain adjustments (the “Transaction”).

The Agreement contains representations, warranties and covenants that are customary for a transaction of this type, including, among others, covenants by the Company to conduct the Sound United business in the ordinary course between execution of the Agreement and closing of the Transaction (the “Closing”). The Transaction is subject to the satisfaction of customary closing conditions, including, among other things, (i) the absence of any law or order enjoining or otherwise prohibiting the Transaction, (ii) the receipt of certain regulatory approvals, (iii) the accuracy of the representations and warranties of the parties to the Agreement, subject to certain materiality standards, and (iv) compliance of each party to the Agreement with its covenants in the Agreement in all material respects. Subject to the satisfaction or waiver of certain conditions and the other terms and conditions of the Agreement, the Transaction is expected to close by the end of 2025.

The Agreement contains customary termination rights, including if the Closing has not occurred on or prior to February 6, 2026, subject to potential extensions up to August 6, 2026 in the event the only condition to Closing that remains unsatisfied as of such date is the receipt of certain regulatory approvals and certain other exceptions.

The above description of the Agreement has been included to provide investors with information regarding the terms of the Agreement. It is not intended to provide any other factual information about the Company, Buyer, Sound United or their respective subsidiaries or affiliates.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which the Company intends to file as an exhibit to an amendment to this Current Report on Form 8-K on or about May 7, 2025.

Item 7.01.	Regulation FD Disclosure.

On May 6, 2025, the Company published a press release announcing the entry into the Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about future events affecting the Company, including expectations regarding the timing and completion of the proposed Transaction. These forward-looking statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control and could cause its actual results to differ materially and adversely from those expressed in the Company’s forward-looking statements as a result of various risk factors, including, for example: (i) the inability to obtain, or delays in obtaining, any required regulatory or other approvals for the Transaction, or failure to consummate or delay in consummating the Transaction for any other reasons; (ii) the risk that a condition to closing of the Transaction may not be satisfied; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement; (iv) the outcome of any legal proceedings that may be instituted following announcement of the Transaction; (v) potential unfavorable reactions to the Transaction by customers, competitors, suppliers, employees and Company stockholders; and (vi) each party’s ability to satisfy its respective obligations under the Agreement and any ancillary agreements entered into in connection with the Transaction. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance or achievements. Although the Company believes that the expectations reflected in its forward looking statements are reasonable, it does not know whether its expectations will prove correct. The information contained in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in the Company’s periodic reports or incorporated therein, identifies other important factors that could result in differences from the Company’s forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated May 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION (Registrant)

By:	/s/ Micah Young
Name:	Micah Young Executive Vice President & Chief Financial Officer
Title:	(Principal Financial Officer)

Date: May 6, 2025